EVENT SUBSEQUENT TO JUNE 30, 2023	6 Months Ended
Jun. 30, 2023
EVENT SUBSEQUENT TO JUNE 30, 2023
EVENT SUBSEQUENT TO JUNE 30, 2023

NOTE 10 - EVENT SUBSEQUENT TO JUNE 30, 2023:

On July 25, 2023, the Company completed a registered direct offering to existing shareholders of 1,301,923 ADSs (or ADS equivalent which consist of pre-funded warrants with an exercise price of $0.001 per pre-funded warrant), for gross proceeds of approximately $1.8 million, before deducting offering expenses of approximately $0.4 million.

In connection with this offering, the Company also agreed with the investors in this offering on the following:

(i)	To reduce the exercise price to $1.80 per ADS to the following existing warrants: (i) warrants originally issued on May 11, 2022, and subsequently amended on April 3, 2023, to purchase up to an aggregate of 330,106 ADSs at an exercise price of $4.75 per ADS, (ii) warrants issued on December 6, 2022, to purchase up to an aggregate of 971,817 ADSs at an exercise price of $4.6305 per ADS, and (iii) warrants issued on April 3, 2023, to purchase up to an aggregate of 1,500,000 ADSs at an exercise price of $4.00 per ADS.
(ii)	Warrants issued on April 3,2023, to purchase 1,500,000 ADSs, will be exercised at a reduced exercise price of $1.35 per ADS, for gross proceeds of $2 million. New unregistered private warrants to purchase up to 1,500,000 ADSs will be granted to the same investor. The new warrants have an exercise price of $1.80 per ADS, are exercisable 6 months after the issuance date and have a term of 5 years.

As part of the offering, the Company has issued to the placement agent warrants to purchase up to 78,115 ADSs with an exercise price of $1.6875 per ADS, exercisable for 5 years.

All the warrants may be exercised either for cash or on a cashless basis.